American Beacon Developing World Income Fund

Supplement dated November 12, 2025

to the Summary Prospectus, dated June 1, 2025

The Board of Trustees of the American Beacon Funds (the “Trust”), upon the recommendation of American Beacon Advisors, Inc. (“AmBeacon”), has approved the appointment of Ninety One North America, Inc. (“Ninety One NA”) as an additional sub-advisor to the American Beacon Developing World Income Fund (the “Fund”) and a new investment advisory agreement among AmBeacon, Ninety One NA and the Trust, on behalf of the Fund. Ninety One NA is appointed as a sub-advisor to the Fund effective immediately. AmBeacon currently expects to commence the allocation of a portion of the assets of the Fund to Ninety One NA when net assets of the Fund reach approximately $1.5 billion, but there can be no assurance that such allocation will occur at this net asset level, or that the Fund will reach this net asset level.

Effective immediately, the following changes are made to the Fund’s Prospectus and Summary Prospectus, as applicable:

I.	On page 2 of the Summary Prospectus, in the “Fund Summary – American Beacon Developing World Income Fund – Principal Investment Strategies” section, the sixth paragraph is deleted and replaced with the following:

In making investment decisions for the Fund, one of the Fund’s sub-advisors, Global Evolution USA, LLC (“Global Evolution”), employs a top-down investment process that focuses on macroeconomic and political risk, as well as country risk. Another sub-advisor to the Fund, abrdn Investments Limited (“aIL”), employs a bottom-up investment process that applies fundamental research to countries and companies in selecting investments. The third sub-advisor to the Fund, Ninety One North America, Inc. (“Ninety One NA”), employs a combination of top-down and bottom-up investment processes that incorporate macroeconomic and fundamental considerations. The Fund may, at times, invest significantly in issuers located in or economically tied to African countries. However, as the country and geographic allocation of the Fund’s portfolio changes over time, the Fund’s exposure to African countries may be lower at a future date, and the Fund’s exposure to other countries and geographic regions may be higher.

II.	On page 2 of the Summary Prospectus, in the “Fund Summary – American Beacon Developing World Income Fund – Principal Investment Strategies” section, in the seventh paragraph, the following bullet point is inserted after the bullet point that relates to abrdn Investments Limited (“aIL”):

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•	Ninety One NA’s structured process embeds ESG risk management in portfolio construction. Ninety One NA utilizes a proprietary analysis with a comprehensive nine factor scoring of ESG trends based on qualitative assessment by regional specialists that is informed by analysis of third-party data, policy analysis and interaction with policy makers. Factors analyzed include climate action, climate risk mitigation, natural capital, built environment, human capital, inclusive development, civil authority, institutional capacity and economic policy. ESG scores feed into all of Ninety One NA’s investment scorecards across sovereign, FX and rates scorecards and are complemented by a political risk score capturing shorter-term governance outlook.

III.	On page 9 of the Summary Prospectus, in the “Fund Summary – American Beacon Developing World Income Fund – Fund Performance” section, the second paragraph is deleted and replaced with the following:

Prior to January 4, 2023, the Fund’s name was the American Beacon Frontier Markets Income Fund. Prior to June 15, 2018, the Fund was known as American Beacon Global Evolution Frontier Markets Income Fund and Global Evolution USA, LLC served as the Fund’s sole sub-advisor. On October 1, 2018, abrdn Investments Limited began managing a portion of the assets of the Fund. AmBeacon currently expects to commence the allocation of a portion of the assets of the Fund to Ninety One NA when net assets of the Fund reach approximately $1.5 billion, but there can be no assurance that such allocation will occur at this net asset level, or that the Fund will reach this net asset level.

IV.	On page 10 of the Summary Prospectus, the sentence under “Fund Summary – American Beacon Developing World Income Fund – Management – Sub-Advisors” is deleted and replaced with the following:

The Fund’s investment sub-advisors are abrdn Investments Limited, Global Evolution USA, LLC, and Ninety One North America, Inc.

V.	On page 10 of the Summary Prospectus, in the “Fund Summary – American Beacon Developing World Income Fund – Portfolio Managers” section, the following is inserted after the information that relates to Global Evolution USA, LLC:

Ninety One North America, Inc.	Antoon de Klerk Co-Head of Emerging Market Sovereign & FX; Portfolio Manager Since November 2025	Thys Louw Portfolio Manager Since November 2025

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